SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) July 2, 1997

                             BRAZOS SPORTSWEAR, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                 0-18054                             91-1770931
        (Commission File Number)           (IRS Employer Identification No.)

                  3860 VIRGINIA AVENUE, CINCINNATI, OHIO 45227
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (513) 272-3600

--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)
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ITEM 5.  ACQUISITION OR DISPOSITION OF ASSETS

     On July 2, 1997, Brazos Sportswear, Inc. ("Brazos") issued $100 million of 10 1/2% senior notes due 2007 (hereinafter referred to as the "Offering"). The net proceeds from the Offering, after deducting discounts to the initial purchasers and other transaction costs, of $95.5 million were used to finance the acquisition by Brazos of (i) all the outstanding capital stock of SolarCo, Inc., the parent company of Morning Sun, Inc. ("Morning Sun" or the "Morning Sun Acquisition") from approximately 34 persons and (ii) all of the assets of Premier Sports Group, Inc. ("Premier" or the "Premier Acquisition"), and repay certain debt obligations of Brazos, Morning Sun and Premier.

     The purchase price for the Morning Sun Acquisition was approximately $31.7 million, consisting of (i) $29.3 million of cash paid at closing, (ii) 73,171 shares of Brazos common stock, (iii) additional estimated consideration of $1.6 million and (iv) estimated transaction costs of $125,000. Brazos also assumed debt of approximately $8.4 million which was repaid with a portion of the Offering proceeds. This transaction will be accounted for as a purchase with an estimated $25 million of the excess of acquisition cost over the fair value of net assets acquired being assigned to goodwill. The estimated amount of goodwill of $25 million, utilizing March 29, 1997 information, is preliminary and subject to modification pending the completion of appraisals and analyses of the net assets acquired.

     The purchase price for the Premier Acquisition was approximately $7.6 million, consisting of (i) $2 million of cash, (ii) a $1.5 million subordinated note which is convertible into and payable only through the issuance of 136,364 shares of Brazos common stock, (iii) "earnout consideration" of up to $4 million and (iv) estimated transaction costs of $125,000. Brazos also assumed debt of approximately $8 million which was repaid with a portion of the Offering proceeds. As of March 29, 1997, Premier had a nominal amount of net assets. Accordingly, it is anticipated that substantially all of the purchase price will be reflected as goodwill. The estimated amount of goodwill, utilizing March 29, 1997 information, is preliminary and subject to modification pending the completion of appraisals and analyses of the net assets acquired.

     A copy of the press release with respect to the Offering, the Morning Sun Acquisition and the Premier Acquisition is included as an exhibit to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial statements of businesses acquired.

     The required audited financial statements for the three most recent fiscal years, together with the report of the auditors, and the unaudited interim financial statements for the most recent interim fiscal period, of SolarCo, Inc. and Subsidiary are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

(b)  Pro forma financial information.


     An unaudited pro forma condensed combined balance sheet as of March 29, 1997 has been prepared giving effect to the Offering, the Morning Sun Acquisition and the Premier Acquisition as if each had occurred on such date. Unaudited pro forma condensed combined statements of operations for the thirteen-week period ended March 29, 1997 and the fiscal year ended December 28, 1996 have been prepared giving effect to the Offering, the Morning Sun Acquisition, the Premier Acquisition, Brazos' merger with Sun Sportswear, Inc. ("Sun Sportswear") on March 14, 1997 ("Sun Merger") and Brazos' acquisition of certain assets of Plymouth Mills, Inc. ("Plymouth") effective August 2, 1996, as if each had occurred on the first day of fiscal 1996. The unaudited pro forma condensed combined balance sheet as of March 29, 1997 and the unaudited pro forma condensed combined statements of operations for the thirteen-week period ended March 29, 1997 and the fiscal year ended December 28, 1996 are attached hereto as Exhibit 99.2 and are incorporated herein by reference.
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(c)  Exhibits

     The following exhibits are filed herewith:

        EXHIBIT
      DESIGNATION                        NATURE OF EXHIBIT
      -----------                        -----------------
          10.1 Stock Purchase Agreement with respect to acquisition of capital stock of SolarCo.

          10.2 Asset Purchase Agreement with respect to acquisition of of assets of Premier Sports Group, Inc.

          99.1 Audited Financial Statements of SolarCo, Inc. and Subsidiary for the three most recent fiscal years as follows --

                        -- Report of independent public accounts
                        -- Consolidated balance sheet at December 31, 1995 and
                           December 29, 1996
                        -- Consolidated statement of income for the years ended
                           January 1, 1995, December 31, 1995 and December 29, 1996
                        -- Consolidated statement of stockholders' equity for
                           the years ended January 1, 1995, December 31, 1995 and December 29, 1996
                        -- Consolidated statement of cash flows for the years
                           ended January 1, 1995, December 31, 1995 and
                           December 29, 1996

                        Notes to consolidated financial statements
                        Unaudited Interim Financial Statements of SolarCo, Inc. and Subsidiary for the most recent interim period as follows --

                        -- Consolidated condensed balance sheet at December 29,
                           1996 and March 30, 1997 (unaudited)
                        -- Consolidated condensed statement of income for the
                           thirteen-week periods ended March 31, 1996 and March 30, 1997 (unaudited)
                        -- Consolidated condensed statement of cash flows for
                           the thirteen-week periods ended March 31, 1996 and March 30, 1997 (unaudited)
                        -- Notes to consolidated condensed unaudited financial
                           statements

          99.2 Unaudited pro forma financial statements of Brazos Sportswear, Inc. as follows --

                        -- Pro forma condensed combined balance sheet as of
                           March 29, 1997
                        -- Pro forma condensed combined statement of operations
                           for the year ended December 28, 1996
                        -- Pro Forma condensed combined statement of operations
                           for the thirteen-week period ended March 29, 1997

          99.3          Press Release.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             BRAZOS SPORTSWEAR, INC.

                                             By: /s/ F. CLAYTON CHAMBERS
                                                 F. Clayton Chambers
                                                 Vice President and Chief
                                                 Financial Officer
Date: July 16, 1997